                                                                  EXECUTION COPY
                                                                  --------------

                     AMENDMENT NO. 7 TO THE LOAN DOCUMENTS

          AMENDMENT dated as of June 29, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999 and Amendment No. 6 to the Loan Documents dated as of April 14, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order, among other things, (a) to permit the Borrower to dispose of MPN and the California Property and Assets and to resolve all of its Obligations related to the California Subsidiaries in an orderly manner and otherwise in accordance with the terms of the Amended and Restated Operations and Settlement Agreement dated as of June 16, 1999 (the "California Settlement Agreement") among the Commissioner of the Department of Corporations of the State of California, the Department of Corporations of the State of California,
J. Mark Abernathy, as Special Monitor-Examiner, the Borrower and MPN, (b) to increase the maximum amount permitted to be recovered by Caremark Inc. from the sale and assignment of its accounts receivable under the Caremark Receivables Securitization to $150,000,000 in the aggregate, and to permit such amendments, supplements and other modifications to the Caremark Receivables Securitization Documents as are necessary to permit the accounts receivable of the Therapeutic Services Division of Caremark Inc. to be sold and assigned into the Caremark Receivables Securitization on substantially the same terms as are set forth in the Caremark Receivables Securitization Documents on the date of this Amendment, and (c) to modify the requirements of Sections 5.04(b) and 5.04(c) of the Credit Agreement to permit a lower Fixed Charge Coverage Ratio and Interest Coverage Ratio for the Measurement Periods ending in June 1999, September 1999 and December 1999.

          (2) The Required Lenders have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1.  Amendments of Certain Provisions of the Credit Agreement.
                      --------------------------------------------------------
The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:
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                                      -2-

          (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:

              "Amendment No. 7 Effective Date" means the first date on which all of the conditions precedent to the effectiveness of Amendment No. 7 to the Loan Documents were satisfied.

              "California Settlement Agreement" means the Amended and Restated Operations and Settlement Agreement dated as of June 16, 1999 among the Commissioner of the Department of Corporations of the State of California, the Department of Corporations of the State of California,
          J. Mark Abernathy, as Special Monitor-Examiner, the Borrower and MPN, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

              "California Transition Plan Documents" means the California Settlement Agreement and all of the other agreements, instruments and documents entered into in connection with or related to the California Transition Plan other than any non-consensual orders or other orders and stipulations entered into in the ordinary course of the bankruptcy proceeding of MPN and not adversely affecting the rights or interests of the Guaranteed Parties (including, without limitation, all of the supplemental plan agreements and other related agreements referred to in Section 15.17 of the California Settlement Agreement and all such agreed orders and court stipulations entered into or rendered in connection with the California Transition Plan or the bankruptcy of
          MPN), in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

              "Consenting Plans" means any health care plan that accepts the benefits of the California Settlement Agreement by executing a Supplemental Plan Agreement.

              "Incremental Cts Receivables Securitization" means limited recourse sales and assignments from time to time by the Therapeutic Services Division of Caremark Inc. of its accounts receivable to MP Receivables and by MP Receivables of such accounts receivable or interests therein to Park Avenue Receivables Corporation and one or more financial institutions pursuant to an amendment and supplement to the Caremark Receivables Securitization Documents that permits such sales and assignments on substantially the same terms and conditions as are set forth therein on the Amendment No. 7 Effective Date (except for any modifications to the eligibility criteria for (and the other provisions included in the Caremark Receivables Securitization Documents relating to) accounts receivable sold and assigned into the Caremark Receivables Securitization that are reasonably necessary due to the ordinary course nature of the accounts receivable of the Therapeutic Services Division of Caremark Inc.), but solely to the extent permitted under the terms of the Loan Documents.
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                                      -3-

              "Medpartners Funding Commitment" has the meaning specified in
          Section 3.5(a) of the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date.

              "Supplemental Plan Agreement" has the meaning specified in
          Section 15.17 of the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date."

          (b) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:

              "California Transition Plan" means the transition plan for the orderly sale or other disposition of all of the California Property and Assets and the resolution of all of the liabilities and obligations of the Borrower and the California Subsidiaries related thereto, all as contemplated by the California Settlement Agreement and the other California Transition Plan Documents; provided, however, that the California Transition Plan Documents shall include as conditions to any of the Obligations of the Borrower or any of its Subsidiaries thereunder:

                    (a) the agreement of Consenting Plans constituting 95% of
              capitation amounts payable to MPN for May 1999 to take back all of their institutional risk associated with the health care service providers in the State of California effective as of no later than July 15, 1999;

                    (b) the execution by one or more of Aetna U.S. Healthcare,
              Foundation Health Systems, Inc. (including Health Net and Foundation Health), Prudential Health Care Plans, Inc., United HealthCare of California, Inc. and Wellpoint Health Networks (including Blue Cross of California and California Care) of renegotiated contracts as contemplated by the California Transition Plan effective no later than January 1, 1999 and incorporating the agreements of such health care plans to pay retroactive premium adjustments due under such renegotiated contracts to MPN in an aggregate amount of not less than $10,000,000;

                    (c) the execution and delivery of an amendment to the MPN
              Management Agreement by the Borrower and MPN that provides, at a minimum, for the Borrower to receive reimbursement on a monthly basis of a good faith estimate of the costs and expenses incurred by it in the performance of its Obligations under the MPN Management Agreement (such estimate to be made on the basis set forth in Schedule 3.2 of the California Settlement Agreement) and for the termination of the MPN Management Agreement upon the termination or expiration of the California Settlement Agreement or the California Transition Plan; and

                    (d) the restoration of all of the property, assets,
              operations and management responsibilities of MPN to MPN itself as the debtor in possession under Chapter 11 of the United States Bankruptcy Code and to the Borrower (with the Special Monitor-Examiner (as defined in the California Settlement Agreement) thereafter having not more than oversight and supervisory responsibilities therefor).

          In addition, all of the California Transition Plan Documents not in effect on the Amendment No. 7 Effective Date that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or to adversely affect the rights or interests of the Guaranteed Parties shall be in form and substance satisfactory to the Required Lenders. For purposes of the Loan Documents, the California Transition Plan shall not be deemed to have been adopted until all of the following conditions precedent have been satisfied:

                    (A) the Supplemental Plan Agreement shall have been duly
              executed and delivered by all of the Persons intended to be party thereto and all of the conditions to the effectiveness thereof shall have been satisfied (other than any requisite approvals of the Supplemental Plan Agreement by the applicable federal bankruptcy court);

                    (B) all of the Governmental Authorizations, and all of the
              consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person, necessary for the effectiveness of the California Settlement Agreement (including, without limitation, any requisite approvals of the applicable federal bankruptcy court or state court of the California Settlement Agreement) shall have been obtained (without the imposition of any conditions that could reasonably be expected to adversely affect the rights or interests of the Administrative Agent or the Guaranteed Parties) and shall remain in full force and effect;

                    (C) the Administrative Agent and the Lender Parties shall
              have received (1) copies of all of the California Transition Plan Documents (other than the sale agreements and related documentation for the disposition of the California Property and Assets in accordance with the California Settlement Agreement) entered into or intended to be entered into prior to the "effective date" of the California Settlement Agreement, in each case duly executed by the parties thereto, (2) copies of all of the reports, analyses and opinions being delivered pursuant to the terms of the California Transition Plan Documents to the Borrower, the State of California or any of the other Persons consenting to, bound by or benefitting from the California Transition Plan that evaluate or analyze all or any portion of the property, assets, liabilities, businesses or operations of the Borrower or any of its Subsidiaries or any aspect of the California Transition Plan (including, without limitation, those reports and opinions attached as Schedule 4.3 of the California Settlement Agreement),
              (3) a certificate of the Borrower, signed on behalf of the Borrower by a Responsible Officer thereof and dated as of the date of adoption of the California Transition Plan (the statements made in which certificate shall be true on and as of such date), certifying as to:

                        (w) the absence of any proceedings (either pending or
                    overtly threatened) for the enjoinment, suspension, revocation, termination or modification of any aspect of the California Transition Plan;

                        (x) the accuracy in all material respects of the
                    representations and warranties made by the Borrower or any of its Subsidiaries in the Loan Documents to which it is or is to be a party as though made on and as of such date, before and after giving effect to the California Transition Plan and to the transactions contemplated thereby;

                        (y) the absence of any event occurring and continuing,
                    or resulting from the adoption of the California Transition Plan or the consummation of the transactions contemplated thereby, that would constitute a Default; and

                        (z) the satisfaction of the conditions precedent to the
                    adoption of the California Transition Plan set forth in the California Settlement Agreement and the Supplemental Plan Agreement (other than any requisite approvals of the Supplemental Plan Agreement by the applicable federal bankruptcy court) and in the Loan Documents; and

              (4) a favorable opinion of King & Spalding, special counsel for the Loan Parties, or other special counsel for the Loan Parties reasonably acceptable to the Administrative Agent, in substantially the form of Exhibit F-7 hereto, and addressing such other matters as any of the Lender Parties through the Administrative Agent may reasonably request; and

                    (D) the adoption of the California Transition Plan on or
              prior to August 31, 1999.

              "Caremark Receivables Securitization" means limited recourse sales and assignments from time to time by Caremark Inc. of its accounts receivable (including, upon the consummation of the Incremental CTS Receivables Securitization, the accounts receivable of the Therapeutic Services Division of Caremark Inc.) to MP Receivables and by MP Receivables of such accounts receivable or interests therein to Park Avenue Receivables Corporation and one or more financial institutions; provided, however, that (a) the aggregate principal amount paid by Park Avenue Receivables Corporation and such financial institutions for all such accounts receivable or interests therein and to be recovered from all such accounts receivable or interests therein shall not exceed $150,000,000 at any time outstanding, (b) the price paid for any such accounts receivable shall be as set forth in the Caremark Receivables Securitization Documents, as in effect on the Amendment No. 1 Effective Date, or in the case of any such accounts receivable included in the Incremental CTS Receivables Securitization, such price as shall be set forth in the amendment and supplement to the Caremark Receivables Securitization Documents effected to permit the Incremental CTS Receivables Securitization (but in any event not less than 15% of the face amount of such accounts receivable), and (c) each such sale and assignment of such accounts receivable or interests therein shall otherwise be effected on the terms and conditions set forth in the Caremark Receivables Securitization Documents."

          (c) The definition of "California Major Plans" set forth in Section
     1.01 of the Credit Agreement is hereby deleted in its entirety.

          (d) The definition of  "Consolidated Interest Expense" set forth in
     Section 1.01 of the Credit Agreement is hereby amended (i) to delete the parenthetical set forth in clause (f) thereof and to substitute therefor the following new parenthetical:

          "(each as defined in Schedule A to the Caremark Receivables Securitization Documents or, in the case of the Incremental CTS Receivables Securitization, if different, as defined in the comparable provisions of the amendment and supplement to the Caremark Receivables Securitization Documents effected to permit the Incremental CTS Receivables Securitization)", and

     (ii) to delete the parenthetical set forth in clause (g) thereof and to substitute therefor the following new parenthetical:

          "(as defined in Schedule A to the Caremark Receivables Securitization Documents or, in the case of the Incremental CTS Receivables Securitization, if different, as defined in the comparable provisions of the amendment and supplement to the Caremark Receivables Securitization Documents effected to permit the Incremental CTS Receivables Securitization)".

          (e) The definition of  "Default Termination Notice" set forth in
     Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

          (f) The definition of "Leverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the parenthetical set forth in subclause (ii)(B) thereof and to substitute therefor the following new parenthetical:

          "(each as defined in Schedule A to the Caremark Receivables Securitization Documents or, in the case of the Incremental CTS Receivables Securitization, if different, as defined in the comparable provisions of the amendment and supplement to the Caremark Receivables Securitization Documents effected to permit the Incremental CTS Receivables Securitization)".

          (g) The definition of "Permitted Receivables Securitization" set forth in Section 1.01 of the Credit Agreement is hereby amended to add at the end of the parenthetical in clause (a) thereof after the phrase "as in effect on the Amendment No. 1 Effective Date" the following new language:

          ", or in the case of any such accounts receivable included in the Incremental CTS Receivables Securitization, such price as shall be set forth in the amendment and supplement to the Caremark Receivables Securitization Documents effected to permit the Incremental CTS Receivables Securitization (but in any event not less than 15% of the face amount of such accounts receivable)".

          (h) The definition of "Related Documents" set forth in Section 1.01 of the Credit Agreement is hereby amended to add at the end of such definition the new language "and, except for purposes of Section 4.01(d), the California Settlement Agreement, the Supplemental Plan Agreement and the other material California Transition Plan Documents".

          (i) Section 2.01(e) of the Credit Agreement is hereby amended (i) to add in the eighth line thereof after the language "Section 5.02(e)(iii)(C) or 5.02(e)(iii)(D)" the new language "hereof or, upon adoption of the California Transition Plan, as required under Section 3.6 of the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date," and (ii) to delete in its entirety the fifth sentence thereof which reads as follows:

          "In addition, each of the Letters of Credit shall contain a provision authorizing the Issuing Bank to deliver to the beneficiary of such Letter of Credit, upon the occurrence and during the continuance of a Default under Section 6.01(a) or 6.01(f) or an Event of Default, a notice (a "Default Termination Notice") terminating such Letter of Credit and giving the beneficiary thereof 15 days from the date of such Default Termination Notice to draw under such Letter of Credit."

          (j) Section 2.05(b) of the Credit Agreement is hereby amended to delete the date "June 30, 1999" in subclause (vii)(B) thereof and to substitute therefor the new date "August 31, 1999".

          (k) Section 4.01 of the Credit Agreement is hereby amended to add the following new subsection (dd) thereto:

              "(dd) The Borrower has initiated discussions with the appropriate financial institutions to obtain the Incremental CTS Receivables Securitization and is working diligently to consummate the Incremental CTS Receivables Securitization and have the proceeds thereof available to it as promptly as practicable."

          (l) Section 5.02(a) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (vii) thereof, (ii) to add the following new clause (viii) thereto:

              "(viii)   after the adoption of the California Transition Plan,
          (A) the agreements of the Borrower and MPN to deposit the "Net Cash Proceeds" (as defined in the California Settlement Agreement) from the sale, lease, transfer or other disposition of the California Property and Assets into certain deposit accounts to be maintained by the Borrower and MPN in the State of California in accordance with the terms of the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date, the deposit into such accounts of such "Net Cash Proceeds", and the application of such "Net Cash Proceeds" to the Obligations of the Borrower and MPN under the California Settlement Agreement, all as and when required under the terms of the California Settlement Agreement, and (B) the obligation of MPN to deposit its funds into a specified deposit account established and maintained in accordance with the Plan Stipulation and the Provider Stipulation (each as defined in the California Settlement Agreement) and to apply the proceeds of such funds to the satisfaction of the claims of various health care plans and providers that are parties to the Plan Stipulation or the Provider Stipulation, and to the payment of fees and expenses properly payable by MPN, all as and when required under the terms of the Plan Stipulation and the Provider Stipulation; and", and

     (iii) to renumber the existing clause (viii) of Section 5.02(a) of the Credit Agreement as clause (ix) thereof.

          (m) Section 5.02(b) of the Credit Agreement is hereby amended (i) to add in the eighth line of clause (viii) thereof after the phrase "outstanding at such time" the following new parenthetical:

          "(other than the Letter of Credit issued in favor of the Special Monitor-Examiner (as defined in the California Settlement Agreement) in a face amount not to exceed $25,000,000 and otherwise as required under the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date)",

     (ii) to delete clause (xvi) thereof in its entirety, (iii) to restate the existing clause (xvii) thereof in its entirety to read as follows:

              "(xvi) at any time after the date of the adoption of the California Transition Plan, Indebtedness of the Borrower comprised solely of the MedPartners Funding Commitment; provided, however, that all Obligations of the Borrower for or in respect of the clinics and practice groups comprising part of the California Subsidiaries that are included in the MedPartners Funding Commitment shall have been created, incurred or assumed thereby in the ordinary course of business and prior to the earlier of (A) the date on which any such clinic or practice group is sold, leased, transferred or otherwise disposed of by the Borrower or its applicable Subsidiaries and (B) October 15, 1999; and", and

     (iv) to renumber the existing clause (xviii) of Section 5.02(b) of the Credit Agreement as clause (xvii) thereof.

          (n) Section 5.02(e) of the Credit Agreement is hereby amended (i) to delete the phrase "pursuant to Section 5.02(b)(vii), 5.02(b)(viii) or 5.02(b)(xvii)" in subclause (iii)(D)(2)(x) thereof and to substitute therefor the new phrase "pursuant to Section 5.02(b)(viii)", (ii) to add at the end of subclause (iii)(D)(2)(y) thereof the following new parenthetical:

          "(other than the Letter of Credit issued in favor of the Special Monitor-Examiner (as defined in the California Settlement Agreement) in a face amount not to exceed $25,000,000 and otherwise as required under the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date)", and

     (iii) to restate subclause (iii)(E) thereof in its entirety to read as follows:

              "(E) the Borrower in MPN and the other California Subsidiaries from time to time after the adoption of the California Transition Plan with the proceeds of payments made by the Borrower under the MedPartners Funding Commitment or comprised of the issuance of the Letter of Credit in favor of the Special Monitor-Examiner (as defined in the California Settlement Agreement) in a face amount not to exceed $25,000,000 and otherwise as required under the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date, or, in the case of MPN, pursuant to the terms of the MPN Management Agreement,".

          (o) Section 5.02(h) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (i)(E) thereof, (ii) to add at the end of subclause (i)(F) thereof the new word "and", (iii) to add the following new subclause (i)(G) thereto:

              "(G) within five Business Days of January 31, 2000, the deposit by the Borrower into certain deposit accounts maintained in the State of California of an amount equal to the estimated remaining amount of the MedPartners Funding Commitment (as determined by an independent actuary or financial consultant) to the extent required under Section 3.5(c) of the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date;",

     (iv) to delete the word "or" at the end of subclause (ii)(B) thereof, (v) to restate subclause (ii)(C) thereof to read as follows:

              "(C) the Caremark Receivables Securitization Documents, except
          (1) to the extent necessary to increase the aggregate principal amount paid by Park Avenue Receivables Corporation and the applicable financial institutions for all of the accounts receivable of Caremark Inc. (including, upon the consummation of the Incremental CTS Receivables Securitization, the accounts receivable of the Therapeutic Services Division of Caremark Inc.) or the interests therein and to be recovered from all such accounts receivable or interests therein to not more than $150,000,000 at any time outstanding, (2) to effect the Incremental CTS Receivables Securitization on substantially the same terms and conditions as are set forth in the Caremark Receivables Securitization Documents on the Amendment No. 7 Effective Date (except for any modifications to the eligibility criteria for (and the other provisions included in the Caremark Receivables Securitization Documents relating to) accounts receivable sold and assigned into the Caremark Receivables Securitization that are reasonably necessary due to the ordinary course nature of the accounts receivable of the Therapeutic Services Division of Caremark Inc.), but solely to the extent permitted under the terms of the Loan Documents, or (3) otherwise as, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect or to adversely affect the rights or interest of the Guaranteed Parties, or", and

     (vi) to add the following new subclause (ii)(D) thereto:

              "(D) any of the California Transition Plan Documents, except as, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or to adversely affect the rights or interest of the Guaranteed Parties;".

          (p) Section 5.02(i) of the Credit Agreement is hereby amended (i) to delete the language "to the extent such agreement is on terms no less favorable to the Borrower or any of its Subsidiaries or to the rights or interests of the Guaranteed Parties than the terms of the Senior Notes" in clause (vii) thereof and to substitute therefor the new language "and applicable solely to the California Property and Assets".

          (q) Section 5.02(r) of the Credit Agreement is hereby amended (i) to delete the words "Not to" in the first line thereof and (ii) to delete the date "July 31, 1999" in clause (ii) thereof and to substitute therefor the new date "October 15, 1999".

          (r) Section 5.03 of the Credit Agreement is hereby amended (i) to add in the fourth line thereof after the phrase "furnish to the Administrative Agent and the Lender Parties" the new parenthetical "(or, solely in the case of clauses (ii), (iii) and (iv) of Section 5.03(u), to the Administrative Agent)" and (ii) to restate subsection (u) thereof in its entirety to read as follows:

              "(u)  California Transition Plan.  (i) As soon as possible and in
                    --------------------------
          any event within five Business Days after a Responsible Officer of the Borrower or any of its Subsidiaries knows or has reason to know of the occurrence of each default or termination event (or similar event) under any of the California Transition Plan Documents (including, without limitation, Section 10.1 or 11.1 of the California Settlement Agreement) continuing on the date of such statement, a statement of such Responsible Officer or a Responsible Officer of the Borrower setting forth the details of such default or termination event (or similar event) (including, without limitation, the anticipated effect thereof), the period of time such default or termination event (or similar event) has existed and been continuing and the actions that the Borrower and/or any of its Subsidiaries have taken and/or propose to take with respect thereto;

              (ii) Promptly and in any event within 15 days after the end of each calendar month, a certificate of a Senior Financial Officer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth in reasonable detail (A) the number of MPN Provider Releases and MPPP Releases (each as defined in the California Settlement Agreement, as in effect on the Amendment No. 7 Effective
          Date) received during the immediately preceding month, and all limitations, qualifications or restrictions set forth therein that differ in any material respect from the form of such MPN Release or MPPP Release distributed by MPN or the Borrower, respectively, pursuant to the California Settlement Agreement, as in effect on the Amendment No. 7 Effective Date;

              (iii) As soon as possible and in any event within three Business Days after the furnishing or receipt thereof, (A) copies of the plan of reorganization of MPN filed with the applicable federal bankruptcy court and the disclosure statement related thereto, the amendment to the MPN Management Agreement provided for under the terms of the California Settlement Agreement and each other agreement, instrument or document (including any agreed orders and court stipulations) entered into in connection with or related to the California Transition Plan that, either individually or in the aggregate, could reasonably be expected to be material to the financial condition, operations, liabilities or properties of the Borrower or any of its Subsidiaries (other than the California Subsidiaries), and each amendment, supplement or modification to, or waiver or consent to the departure from the terms of, any of the foregoing or any of the California Transition Plan Documents delivered to the Lender Parties prior to the adoption of the California Transition Plan in accordance with the terms of clause (C) of the definition of "California Transition Plan" set forth in Section 1.01 and (B) each Governmental Authorization, and each consent, approval and authorization of, notice and filing to or with, and evidence of each other action by, any other Person, necessary in connection with the California Transition Plan, and not delivered to the Lender Parties prior to the Amendment No. 7
          Effective Date that, either individually or in the aggregate, could reasonably be expected to be material to the financial condition, operations, liabilities or properties of the Borrower or any of its Subsidiaries (other than the California Subsidiaries) (other than any such Governmental Authorizations, consents, approvals, authorizations, notices, filings or actions which are customarily obtained, given or made (1) in bankruptcy proceedings of similarly situated debtors and could not reasonably be expected to adversely affect the rights or interests of the Guaranteed Parties and (2) in connection with the sale, transfer or other disposition of similar property or assets to the California Property and Assets being so disposed of pursuant to the California Transition Plan; and

              (iv) As soon as possible and in any event within five Business Days after the furnishing or receipt thereof, copies of each periodic and other material statement or material report furnished to or received from the State of California, the Special Monitor-Examiner (as defined in the California Settlement Agreement) or any similar Person, any of the health care plans, hospitals or other health care providers consenting to, bound by or benefitting from the California Transition Plan or any applicable federal or state court or other Governmental Authority, pursuant to the terms of the California Transition Plan (including, without limitation, each report and notice delivered to the Special Monitor-Examiner under Sections 2.1(b)(v), 2.2(b)(iv) or 7.1(b) of the California Settlement Agreement, each notice delivered by the Special Monitor-Examiner under Section 3.8(d) of the California Settlement Agreement, each notice delivered to the State of California under Section 3.5(e) of the California Settlement Agreement and all other notices, pleadings and filings delivered or received by the Borrower or MPN pursuant to Sections 10 and 11 of the California Settlement Agreement and not otherwise required to be furnished to the Administrative Agent and the Lender Parties pursuant to any other clause of this Section 5.03."

          (s) Section 5.04 of the Credit Agreement is hereby amended to restate subsections (b) and (c) thereof in their entirety to read as follows:

              "(b)  Fixed Charge Coverage Ratio.  Maintain a Fixed Charge
                    ---------------------------
          Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:


                         Measurement Period
                             Ending In        Ratio
                        -------------------- -------

                        June 1999             1.20:1

                        September 1999        1.25:1

                        December 1999         1.25:1




                        March 2000            1.30:1

                        June 2000             1.30:1

                     Measurement Period
                         Ending In        Ratio
                    --------------------  ------

                    September 2000        1.35:1
                    December 2000 and     1.50:1
                     thereafter

               (c)  Interest Coverage Ratio. Maintain an Interest Coverage Ratio
                    -----------------------
          as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:


                     Measurement Period
                         Ending In         Ratio
                    --------------------  -------

                    June 1999              1.25:1
                    September 1999         1.30:1
                    December 1999          1.40:1

                    March 2000             1.50:1
                    June 2000              1.60:1
                    September 2000         1.75:1
                    December 2000 and     2.00:1"
                     thereafter

          (t) Section 6.01 of the Credit Agreement is hereby amended (i) to restate subsection (s) thereof in its entirety to read as follows:

               "(s) be continuing under any of the California Transition Plan Documents and, in all cases other than a default under Section 10.1(a) of the California Settlement Agreement resulting from the failure of the Borrower to pay the amount of an arbitration award rendered against it under Section 12 of the California Settlement Agreement within five Business Days of such award or a default under Section 10.1(c) of the California Settlement Agreement, such default or termination event shall continue after the applicable grace period, if any, specified any default or termination event (or similar event) shall have occurred and in any such California Transition Plan Document; or",

     (ii) to add the following new subsection (t) thereto:

               "(t) all amendments, supplements and other modifications to the Caremark Receivables Securitization Documents necessary to consummate the Incremental CTS Receivables Securitization shall not be in full force and effect, or all conditions precedent to the sale and assignment of accounts receivable of the Therapeutic Services Division of

           Caremark Inc. (or the interests therein) into the Caremark Receivables Securitization, as so amended, supplemented and otherwise modified, shall not have been satisfied, on or prior to October 31, 1999;",

     (iii) to delete the punctuation "," in the fifteenth line from the end of
     Section 6.01 after the phrase "waived by the Borrower" and to substitute therefor the new word "and" and (iv) to delete subclause (C) from the last paragraph of Section 6.01 in its entirety which reads as follows:

               "(C) by notice to the Issuing Bank, direct the Issuing Bank to deliver a Default Termination Notice to the beneficiary of each Letter of Credit issued by it (and, upon receipt of such direction, the Issuing Bank shall deliver all such Default Termination Notices)".

           (u) The Credit Agreement is hereby further amended to add the new Exhibit F-7 to the Credit Agreement attached hereto as Annex A.

           (v) All cross-references in the Credit Agreement to the existing Sections 5.02(a)(viii), 5.02(b)(xvii) or 5.02(b)(xviii) thereof are, upon the occurrence of the Amendment Effective Date, hereby deleted in their entirety and replaced with new references to Sections 5.02(a)(ix), 5.02(b)(xvi) and 5.02(b)(xvii) thereof, respectively.

          SECTION 2.  Conditions Precedent to the Effectiveness of This
                      -------------------------------------------------
Amendment.  This Amendment shall become effective as of the first date (the
---------
"AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

           (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto shall have been executed and delivered by each of the Loan Parties (other than the Borrower).

           (b) The Lender Parties shall have received true and complete copies, certified by a Responsible Officer of the Borrower, of (i) the California Settlement Agreement, the Plan Stipulation and the Provider Stipulation (each as defined in the California Settlement Agreement) and (ii) all of the other California Transition Plan Documents (other than the sale agreements and related documentation for the disposition of the California Property and Assets in accordance with the California Settlement Agreement) that have been executed and delivered on or prior to the Amendment Effective Date.

           (c) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

           (d) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

           (e) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

           SECTION 3. Reference to and Effect on the Loan Documents. (a) On and
                      ---------------------------------------------
after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

           (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

           SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay,
                      ------------------
upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

           SECTION 5. Execution in Counterparts. This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           SECTION 6. Governing Law. This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    MEDPARTNERS, INC.


                                    By /s/ Peter Clemens
                                       -------------------------------------
                                       Name: Peter Clemens
                                       Title: Treasurer


                                    THE ADMINISTRATIVE AGENT

                                    NATIONSBANK, N.A.


                                    By /s/ Philip Durand
                                       -------------------------------------
                                       Name: Philip Durand
                                       Title: Vice President

                                    THE LENDER PARTIES

                                    NATIONSBANK, N.A., as a Lender,
                                    the Swing Line Bank and the Issuing Bank


                                    By /s/ Philip Durand
                                       -------------------------------------
                                       Name: Philip Durand
                                       Title: Vice President


                                    AMSOUTH BANK


                                    By /s/ Allison J. Sanders
                                       -------------------------------------
                                       Name: Allison J. Sanders
                                       Title: Vice President


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By /s/ Philip Durand
                                       -------------------------------------
                                       Name: Philip Durand
                                       Title: Vice President

                                    THE CHASE MANHATTAN BANK


                                    By ______________________________________
                                       Name:
                                       Title:



                                    CITIBANK, N.A.


                                    By /s/ Townsend V. Weeks, Jr.
                                       -------------------------------------
                                       Name: Townsend V. Weeks, Jr.
                                       Title: Attorney-In-Fact


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/ Henry Reukauf
                                       -------------------------------------
                                       Name: Henry Reukauf
                                       Title: Vice President


                                    DEBT STRATEGIES FUND, INC.


                                    By ______________________________________
                                       Name:
                                       Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By /s/ L. Richard Schiller
                                       -------------------------------------
                                       Name: L. Richard Schiller
                                       Title: Vice President

                                    FIRST UNION NATIONAL BANK


                                    By /s/ Marijane Boyle
                                       -------------------------------------
                                       Name: Marijane Boyle
                                       Title: Senior Vice President


                                    FLOATING RATE PORTFOLIO
                                     BY: INVESCO Senior Secured Management,
                                         Inc., as attorney in fact


                                    By /s/ Kathleen A. Lenarcic
                                       -------------------------------------
                                       Name: Kathleen A. Lenarcic
                                       Title: Authorized Signatory


                                    KZH HIGHLAND-2 LLC


                                    By ______________________________________
                                       Name:
                                       Title:


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED


                                    By /s/ Neil Brisson
                                       -------------------------------------
                                       Name: Neil Brisson
                                       Title: Director


                                    MERRILL LYNCH DEBT STRATEGIES PORTFOLIO,
                                    INC.
                                     BY: MERRILL LYNCH ASSET
                                         MANAGEMENT L.P., as Investment Advisor


                                    By ______________________________________
                                       Name:
                                       Title:

                                    MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES: INCOME STRATEGIES PORTFOLIO
                                     BY: MERRILL LYNCH ASSET
                                         MANAGEMENT, L.P., as Investment Advisor


                                    By ______________________________________
                                       Name:
                                       Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.


                                    By ______________________________________
                                       Name:
                                       Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                     BY: MERRILL LYNCH ASSET
                                         MANAGEMENT, L.P., as Investment Advisor


                                    By ______________________________________
                                       Name:
                                       Title:


                                    ML CBO IV (CAYMAN) LTD.
                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                         as Collateral Manager


                                    By /s/ Robert L. Wilson
                                       -------------------------------------
                                       Name: Robert L. Wilson
                                       Title: Vice President

                                    ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     BY: PILGRIM INVESTMENTS, INC.,
                                         as Investment Manager


                                    By /s/ Robert L. Wilson
                                       ----------------------------------------
                                       Name: Robert L. Wilson
                                       Title: Vice President


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By /s/ Anna Marie Fallon
                                       ----------------------------------------
                                       Name: Anna Marie Fallon
                                       Title: Vice President


                                    PAM CAPITAL FUNDING, LP
                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                         as Collateral Manager


                                    By ______________________________________
                                       Name:
                                       Title:


                                    PAMCO CAYMAN, LTD.
                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                         as Collateral Manager


                                    By ______________________________________
                                       Name:
                                       Title:


                                    PILGRIM PRIME RATE TRUST
                                     BY: PILGRIM INVESTMENTS, INC.,
                                         as Investment Manager


                                    By /s/ Charles E. LeMieux, CFA
                                       ----------------------------------------
                                       Name: Charles E. LeMieux, CFA
                                       Title: Assistant Vice President

                                    SCOTIABANC INC.


                                    By /s/ Dana Maloney
                                       ----------------------------------------
                                       Name: Dana Maloney
                                       Title: Relationship Manager


                                    SRV-HIGHLAND, INC.


                                    By ______________________________________
                                       Name:
                                       Title:


                                    STEIN ROE & FARNHAM INCORPORATED,
                                     as Agent for KEYPORT LIFE INSURANCE
                                     COMPANY


                                    By /s/ Brian W. Good
                                       ----------------------------------------
                                       Name: Brian W. Good
                                       Title: Vice President & Portfolio Manager


                                    TORONTO DOMINION (TEXAS), INC.


                                    By /s/ Sonja R. Jordan
                                       ----------------------------------------
                                       Name: Sonja R. Jordan
                                       Title: Vice President


                                    TRANSAMERICA LIFE INSURANCE AND
                                     ANNUITY CO.


                                    By /s/ John M. Casparian
                                       ----------------------------------------
                                       Name: John M. Casparian
                                       Title: Investment Officer

                                    TRANSAMERICA PREMIER HIGH YIELD FUND


                                    By /s/ Heather E. Creeden
                                       ----------------------------------------
                                       Name: Heather E. Creeden
                                       Title: Investment Officer


                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By /s/ Lisa M. Mincheski
                                       ----------------------------------------
                                       Name: Lisa M. Mancheski
                                       Title: Vice President


                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By /s/ Jeffrey W. Maillet
                                       ----------------------------------------
                                       Name: Jeffrey W. Maillet
                                       Title: Senior Vice President & Director


                                    VAN KAMPEN CLO II, LIMITED
                                     BY: VAN KAMPEN MANAGEMENT, INC.,
                                         as Collateral Manager


                                    By /s/ Jeffrey W. Maillet
                                       ----------------------------------------
                                       Name: Jeffrey W. Maillet
                                       Title: Senior Vice President & Director


                                    WACHOVIA BANK, N.A.


                                    By /s/ John C. Conty
                                       ----------------------------------------
                                       Name: John C. Conty
                                       Title: Assistant Vice President

                           Consent to Amendment No. 7
                             to the Loan Documents

                              As of June 29, 1999


          Reference is made to Amendment No. 7 to the Loan Documents dated as of June 29, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999 and Amendment No. 6 to the Loan Documents dated as of April 14, 1999, the "CREDIT AGREEMENT") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

          Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

          This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        MEDGP, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer

                                        MEDPARTNERS ACQUISITION CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        MEDPARTNERS AVIATION, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        MEDPARTNERS EAST, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        GEORGIA MEDPARTNERS MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        MEDPARTNERS INTEGRATED NETWORK-CHANDLER,
                                        INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                        MEDPARTNERS PROFESSIONAL
                                        MANAGEMENT CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        ADS HEALTH MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer

                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        HEALTHWAYS, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        BAY AREA PRACTICE MANAGEMENT GROUP, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                        CHS MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        CAREMARK INTERNATIONAL INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        CAREMARK INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                        By /s/ Leisa Kizer
                                           ------------------------------------
                                           Name: Leisa Kizer
                                           Title: Treasurer


                                        CAREMARK PHYSICIAN SERVICES OF TEXAS
                                        INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        PRESCRIPTION HEALTH SERVICES, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                        STRATEGIC HEALTHCARE MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        CAREMARK INTERNATIONAL HOLDINGS INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        MEDPARTNERS PHYSICIAN SERVICES INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        CAREMARK RESOURCES CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        FRIENDLY HILLS HEALTHCARE NETWORK INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                          Title: Vice President & Secretary

                                        MEDPARTNERS NSC LTD.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        MEDPARTNERS ADMINISTRATIVE SERVICES,
                                        INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        MEDPARTNERS MANAGED CARE, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        ACUTE CARE MEDICAL MANAGEMENT, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        BGS HEALTHCARE, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                        HOME HEALTH AGENCY OF GREATER MIAMI,
                                        INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        MEDPARTNERS MANAGED CARE OF SOUTH
                                        BROWARD, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        MEDPARTNERS MEDICAL MANAGEMENT OF OHIO,
                                        INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        LFMG, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        PACIFIC MEDICAL GROUP, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                       PACIFIC PHYSICIAN SERVICES, INC.


                                       By /s/ James H. Dickerson, Jr.
                                          ------------------------------------
                                          Name: James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PPS EAST, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PPS NORTH CAROLINA MEDICAL MANAGEMENT,
                                        INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PPS RIVERSIDE DIVISION ACQUISITION AND
                                        MANAGEMENT CORP. I


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PPS VALLEY MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer

                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                        PPS INDEMNITY, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PACIFIC PHYSICIAN SERVICES ARIZONA, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PACIFIC PHYSICIAN SERVICES NEVADA, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PHYSICIANS' HOSPITAL MANAGEMENT
                                        CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        RELIANT HEALTHCARE SYSTEMS, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                        MEDPARTNERS/TALBERT MEDICAL MANAGEMENT
                                        CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        TALBERT MEDICAL MANAGEMENT CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        TALBERT HEALTH SERVICES CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name:  James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        MEDPARTNERS ADMINISTRATION, L.P.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name:  James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer of
                                                  MedGP, Inc.


                                        MEDPARTNERS PHYSICIAN MANAGEMENT, L.P.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name:  James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer of
                                                  MedGP, Inc.

                                        MEDOHIO, L.P.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer of
                                                  MedPartners Acquisition
                                                  Corporation


                                        MEDTEN, L.P.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer of
                                                  MedPartners Acquisition
                                                  Corporation


                                        MEDTEX, L.P.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer of
                                                  MedPartners Acquisition
                                                  Corporation


                                        MEDPARTNERS PHYSICIAN SERVICES OF
                                        ILLINOIS L.L.C.


                                        By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer of
                                                  North Suburban Clinic, Ltd.

                                        CERRITOS INVESTMENT GROUP


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Executive Vice President &
                                                  Chief Financial Officer of
                                                  MedPartners, Inc.

                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name:  Sara J. Finley
                                           Title: Corporate Secretary of
                                                  MedPartners, Inc.


                                        CERRITOS INVESTMENT GROUP II


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Executive Vice President &
                                                  Chief Financial Officer of
                                                  MedPartners, Inc.

                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Corporate Secretary of
                                                  MedPartners, Inc.


                                        FAMILY MEDICAL CENTER


                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary of
                                                  Pacific Medical Group, Inc.

                                        5000 AIRPORT PLAZA, L.P.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Executive Vice President &
                                                  Chief Financial Officer of
                                                  MedPartners, Inc.

                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Corporate Secretary of
                                                  MedPartners, Inc.


                                        KS-PSI OF TEXAS L.P.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer of
                                                  Caremark Physician Services
                                                  of Texas, Inc.